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Exhibit 99

Certification Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Carlisle Companies Incorporated, a Delaware corporation (the "Company"), does hereby certify that:

        The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2003	By:	/s/ RICHMOND D. MCKINNISH Name: Richmond D. McKinnish Title: President and Chief Executive Officer
Dated: May 9, 2003	By:	/s/ KIRK F. VINCENT Name: Kirk F. Vincent Title: Vice President and Chief Financial Officer

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002